                                           OPTION AGREEMENT dated as of
                                           October 1, 1999 ("Agreement") between
                                           FIBERNET TELECOM GROUP,
                                           INC., a Delaware corporation (the
                                           "Company"), and PACER
                                           INTERNATIONAL, INC., a Florida
                                           corporation ("Pacer").

      The Company wishes to sell and issue to Pacer 600,000 shares of Common Stock, $.001 par value (the "Common Stock") of the Company at $3.00 per share pursuant to the terms and conditions contained herein. In consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are acknowledged by the parties hereto agree as follows.

      Section 1. Option to Purchase. For a period (the "Option Period") from the date hereof to February 29, 2000 (the "Option Expiration Date"), Pacer shall have the option (the "Pacer Option") to purchase from the Company 600,000 shares of Common Stock (the "Pacer Securities") at $3.00 per share for an aggregate price of $1,800,000 (the "Pacer Purchase Price"). The parties agree that the number of shares of Common Stock to be issued to Pacer or a Pacer Affiliate (as defined herein) hereunder shall be adjusted to reflect any stock splits or combinations or other similar transactions by the Company which may occur prior to the exercise of the Pacer Option.

      Section 2. Notice of Exercise of Option. Pacer shall notify the Company in writing ("Option Notice") at any time during the Option Period, but no later than 2 days prior to the Option Expiration Date, of its intention to exercise the Pacer Option.

      Section 3. Agreement to Purchase; Delivery of Pacer Securities. Promptly after an Option Notice has been delivered to the Company by Pacer, at a closing (the "Closing") to be held at the offices of the Company or counsel to the Company within 2 days following receipt of the Option Notice, Pacer shall pay the Company the Pacer Purchase Price by wire transfer to a bank account designated by the Company of immediately available funds, and immediately upon receipt of the Pacer Purchase Price, the Company shall (i) issue and deliver a stock certificate representing the Pacer Securities in the name of Pacer or a party which is controlled by or under common control with Pacer ("Pacer Affiliate") as designated by Pacer not less than 5 days before the date of the Closing ("Closing Date"), and (ii) deliver a counterpart to a cross-receipt providing for the delivery of the Pacer Securities and receipt of the Pacer Purchase Price by the Company and receipt of the Pacer Securities and payment of the Pacer Purchase Price by Pacer ("Cross-Receipt"). Pacer agrees that as part of the Closing, it shall deliver a counterpart to the Cross-Receipt.

      Section 4. Officer's Certificate The Company agrees to provide a certificate of the President of the Company, dated as of the Closing Date substantially in the form attached hereto as Exhibit A, certifying that the representations and warranties made by the Company in Section 6 are true and correct as of the Closing Date.

      Section 5. Representations and Warranties by Pacer. Pacer represents and warrants to the Company as follows:

            (a) Pacer is acquiring the Pacer Securities to be purchased by Pacer for its own account, for investment and not with a view to the distribution thereof.

            (b) Pacer understands that the Pacer Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of their issuance in a transaction exempt from the registration requirements of the Act, and that they may not be sold unless a subsequent sale thereof is registered under the Act or is exempt from registration.

            (c) Pacer is an "accredited investor" as defined in Rule 501 (the provisions of which are known to Pacer) promulgated under the Act and has been advised by individuals with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment for an indefinite period of time, and has been furnished with and has had access to such information as reasonable requested and has had the opportunity to ask, and has received answers for, questions of the Company.

      Section 6. Representations and Warranties by the Company. The Company represents and warrants to Pacer as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority and has all governmental licenses, approvals, consents and authorizations necessary to own or lease its property and assets and to carry on its business as currently conducted and has filed applications for qualification to do business in each jurisdiction in which the nature of the business conducted or the property owned or leased by it requires such qualification.

            (b) The Company has the power to execute, deliver and perform its obligations under this Agreement, and has obtained all necessary consents and approvals to execute, deliver and perform its obligations hereunder and to issue and sell the Pacer Securities and deliver the Pacer Securities to Pacer or a Pacer Affiliate as provided herein.

            (c) Upon their issuance, the Pacer Securities shall be duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock free and clear of any liens or encumbrances and shall not be subject to preemptive rights, rights of first refusal, redemption rights or, except as set forth in this Agreement, any other restriction.

            (d) Based in part upon the accuracy of the representations of Pacer in Section 5 hereof, the offering, sale, issuance and delivery of the Pacer Securities are or, as of the date of the issuance, will be, exempt from registration under the Act, and, subject to the timely filing by the Company of any requisite notice, such offering, sale and issuance and delivery is or, as of the date of issuance, will be, also exempt from registration under applicable state securities and "blue sky" laws. The Company has made or shall make all requisite findings and has taken or shall take all action necessary to be taken to comply with such state securities or "blue sky" laws.

            (e) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and compliance with the provisions hereof, including the issuance, sale and delivery of the Pacer Securities, have not and shall not (i) violate any law to which the Company is subject, (ii) violate any provision of the Amended Articles of Incorporation of the Company or By-laws of the Company or (iii) conflict with, result in a material breach of or constitute a material default under any material contract to which the Company is a party or by which it is bound.

      Section 7. Restricted Securities. The Pacer Securities shall be restricted securities and the certificate representing the Pacer Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAWS."

      Section 8. Piggyback Registration Rights. In the event that the Company proposes to register any of its securities pursuant to Section 2.2 of the Registration Rights Agreement dated as of May 7, 1999, as amended (the "Registration Rights Agreement"), among the Company and certain of its stockholders listed therein, a copy of which has been delivered to the Purchaser, it shall promptly give written notice thereof to the Purchaser. At such time, (i) Pacer shall be deemed to be joined as a party to the Registration Rights Agreement for the limited purpose of Section 2.2 thereof and (ii) the Pacer Securities shall be deemed to be "Other Shares" (as defined in the Registration Rights Agreement") for purposes of said Section 2.2 of the Registration Rights Agreement.

      Section 9. Confidentiality. Pacer and the Company agree that (i) the Company shall have the right to disclose to any potential investors or to any potential financing sources the existence of any definitive agreements entered into with Pacer or a Pacer Affiliate and (ii) that use of the Pacer name in any published materials, other than public filings required by law, shall be subject to the prior consent of Pacer, such consent not to be unreasonably withheld or delayed.

      Section 10. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

      Section 11. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      Section 12. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

      Section 13. Survival of Representations and Warranties. All representations and warranties hereunder shall survive the Closing for a period of one year from the date thereof.

      Section 14. Governing Law. This Agreement shall be governed by the laws of the State of New York without giving effect to any choice of law or conflict of law provisions.

      Section 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute but one and the same instrument; either party may execute this Agreement by signing any counterpart of it.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    FIBERNET TELECOM GROUP, INC.


                                    By: /s/ Michael S. Liss
                                       -----------------------------------------
                                        Name:  Michael S. Liss
                                        Title: President

                                    Address:
                                    570 Lexington Avenue, Third Floor
                                    New York, New York  10022
                                    Attn: President

                                    PACER INTERNATIONAL, INC.


                                    By: /s/ Ben T. Austin III
                                       -----------------------------------------
                                      Name: Ben T. Austin III
                                     Title: Vice Chairman

                                    Address:
                                    551 SE 8th Street, Suite 600
                                    Delray Beach, Florida  33483
                                    Attn:

                                                                       Exhibit A

                              OFFICER'S CERTIFICATE

                                       of

                          FIBERNET TELECOM GROUP, INC.

      The undersigned, being the duly elected, qualified and acting President of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), DOES HEREBY certify as follows on behalf of the Company:

            The representations and warranties of the Company contained in
            Section 6 of the Option Agreement, dated as of October 1, 1999 between the Company and Pacer International, Inc., are true and correct as of the date hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                          By: /s/ Michael S. Liss
                                             -----------------------------------
                                             Name:  Michael S. Liss
                                             Title: President and CEO